Exhibit 32.0
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Riddell Bell Holdings, Inc. (the “Company”) on Form 10-Q for the period ended July 2, 2005 (the “Report”), I, William N. Fry, President and Chief Executive Officer of the Company and I, Jeffrey L. Gregg, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2005	/s/ William N. Fry

William N. Fry
President and Chief Executive Officer

Date: August 16, 2005	/s/ Jeffrey L. Gregg

Jeffrey L. Gregg
Executive Vice President, Chief Financial Officer